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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) - September 30, 2001


                       PLAINS ALL AMERICAN PIPELINE, L.P.
                (Name of Registrant as specified in its charter)


           DELAWARE                        0-9808                76-0582150
  (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                          333 CLAY STREET, SUITE 2900
                              HOUSTON, TEXAS 77002
                                 (713) 646-4100
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)

                                      N/A
         (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  99.1 Unaudited Balance Sheet of Plains AAP, L.P., dated as of September 30, 2001.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PLAINS ALL AMERICAN PIPELINE, L.P.

Date:  March 1, 2002            By:  Plains AAP, L.P., its general partner

                                By:  Plains All American GP LLC, its general
                                     partner

                                By:   /s/         Phil Kramer
                                   ---------------------------------------------
                                Name:  Phil Kramer
                                Title: Executive Vice President and Chief
                                       Financial Officer
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                               INDEX TO EXHIBITS

   99.1 Unaudited Balance Sheet of Plains AAP, L.P., dated as of September 30, 2001.